• Consistent with the company’s history of shareholder friendly capital management, the Board of Directors declared a $3 per share special dividend and approved plans to invest further in the business and return excess capital to shareholders. Cumulatively, the company returned $3.1 billion to shareholders over the trailing twelve months through dividends and share repurchases. • We continue to make strategic investments in emerging investment- related technologies and during the quarter acquired Random Forest Capital, LLC, an investment firm with expertise in data science and non- bank marketplace lending. Random Forest complements our existing fundamental fixed income research and will assist the company’s broader technology and data science initiatives. • We announced the merger of our Korean asset management business with Samsung Active Asset Management to create Samsung Franklin Templeton Asset Management Co., Ltd., a joint venture. This partnership with the leading asset management company in Korea is expected to strengthen the range of product offerings and competitiveness of our merged groups. • As it’s more important than ever to clearly state what Franklin Templeton stands for, we launched a refreshed global branding campaign intended to help address business challenges as the industry evolves and asset managers face increasing pressure to prove their value. FRANKLIN RESOURCES, INC. Q2 2018 Executive Quarterly Earnings Commentary Highlights Investment Performance 2 Assets Under Management and Flows 3-5 Flows by Investment Objective 6-8 Financial Results 9 Operating Revenues and Expenses 9-10 Other Income 11 Capital Management 12-13 Appendix 14-15 Greg Johnson Chairman of the Board Chief Executive Officer Kenneth A. Lewis Executive Vice President Chief Financial Officer Contents Page(s) Conference Call Details: Johnson and Lewis will lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13678488, after 2:00 p.m. Eastern Time on April 26, 2018 through May 26, 2018. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary. Exhibit 99.2

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

Investment Performance

Percentage of Total Long-Term Assets ($476 billion) in the Top Two Peer Group Quartiles[1]


1-Year
3-Year
5-Year
10-Year
12%
25%
35%
77%
Equity & Multi-Asset/Balanced- $281 billion
13%
28%
25%
77%
Fixed Income - $195 billion
10%
21%
51%
76%

Relative investment performance trends for our U.S. and cross-border mutual funds were mixed, with most trailing 3-year and 10-year aggregates improving modestly, while the 1-year and 5-year continued to be challenged.

MSCI WORLD VALUE INDEX VS. MSCI WORLD GROWTH INDEX
Rolling 10-Year Annualized Excess Return[2]
12/31/1984–12/31/2017


8%
6%
4%
2%
0%
-2%
-4%
Value Outperformed
Financial Crisis
Peak Outperformance 28 Feb 2010: 5.28%
Growth Outperformed
Tech Bubble
Peak Outperformance 29 Feb 2000: -2.54%
12/84
06/90
12/95
06/01
12/06
06/12
12/17

This chart is for illustrative purposes only and does not reflect the performance of any Franklin Templeton fund.

Several of our U.S. equity funds, particularly growth strategies, remain standouts with a majority of assets under management of the Franklin equity group outperforming their peer groups over the 3-, 5- and 10-year periods.

Aggregate performance reflects the value discipline of much of our product offerings, and cyclically our investment teams are well positioned, but this period of domestic growth and passive outperformance has also catalyzed some fundamental enhancement to our investment and risk management process, new product development, and influenced our acquisition strategy.

1. See note on page 16
2. See note on page 16

2

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period

(in US$ billions, for the three months ended)


732
740
742
743
749
753
753
754
752
738
3/17
6/17
9/17
12/17
3/18
Average AUM
Ending AUM

Assets under management ended the quarter 2% lower due to a combination of net outflows and market declines as volatility returned to equity markets and most equity indices retreated. Simple average assets under management, however, was essentially unchanged, with daily average assets under management showing a modest increase from last quarter.

Long-Term Flows

(In US$ billions, for the three months ended)


30.5
29.8
27.5
28.1
28.6
(11.0)
(7.3)
(5.9)
(2.3)
(10.0)
(44.5)
(41.1)
(37.4)
(39.4)
(41.7)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Long-term outflows for the quarter increased to $10 billion; however, year-to-date flows improved significantly from the prior year.

Net Market Change, Distributions and Other

(In US$ billions, for the three months ended)


31.0
10.1
16.3
2.9
(6.3)
3/17
6/17
9/17
12/17
3/18

Net market change, distributions and other was a decline of $6.3 billion, net of $3.8 billion of net cash management inflows as we began to bring offshore cash to the U.S. where it is invested with our money market team. Capital management activity will lead to more movement in cash management flows in future periods, particularly in April as we redeemed to fund the special dividend.

3

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

Long-Term Flows: International[1]

(In US$ billions, for the three months ended)

Retail


12.0
12.5
12.4
11.6
11.6
1.0
2.1
2.0
0.6
(0.9)
(11.6)
(11.3)
(11.2)
(11.8)
(13.4)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Internationally, retail net flows turned slightly negative this quarter. Sales remained unchanged, but we did see a 14% increase in redemptions. This was mostly attributed to an uptick in net outflows for a couple of large SICAV bond funds, particularly in the Asia Pacific and Europe regions. On the ETF front, we continued to strengthen our presence in Europe by listing five existing UCITs ETFs on additional European exchanges, and expanding the platform in Canada.

Institutional


2.9
2.4
3.2
4.6
3.4
(0.3)
(0.3)
(0.6)
(2.9)
(3.9)
(3.5)
(5.0)
(4.3)
(6.0)
(6.3)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

International flows for our institutional business remained relatively steady as lower redemptions were met with moderating sales. This is a notable improvement from early 2017 since we are seeing improvement in redemptions activity and sizeable new account funding.

Long-Term Flows: United States[1]

(In US$ billions, for the three months ended)

Retail


12.4
11.6
9.6
8.9
10.3
(6.1)
(2.4)
(3.2)
(0.6)
(6.2)
(20.7)
(17.1)
(16.0)
(17.4)
(18.4)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Domestically, U.S. retail outflows accounted for the bulk of the firm-wide outflows this quarter. Much of the nearly 16% increase in sales this quarter was offset by higher redemption activity. We continue to make progress on our multi-year strategic initiative to address the shift in the U.S. distribution landscape by realigning our structure and adding new resources, while increasingly leveraging data analytics to better position ourselves for growth.

1. Graphs do not include high net-worth client flows.

4

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

Long-Term Flows: United States[1]

(In US$ billions, for the three months ended)

Institutional


2.9
2.5
2.0
2.5
2.8
(2.9)
(3.1)
(3.9)
(2.1)
(2.2)
(5.8)
(5.6)
(5.9)
(4.8)
(5.0)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

U.S. institutional also remained in outflows, but at lower levels than we experienced last year. The pipeline for new business remains healthy and we've undertaken a significant client outreach program to address at risk assets.

1. Graphs do not include high net-worth client flows.

5

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

Flows by Investment Objective

Global/International Equity

(in US$ billions, for the three months ended)


6.9
6.5
5.4
5.9
6.6
(6.7)
(6.2)
(5.0)
(3.6)
(4.5)
(13.8)
(12.9)
(11.0)
(11.6)
(11.6)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	12%
Redemptions	24%	22%

Looking at flows by investment objective, global/international equity outflows were $4.5 billion, a notable improvement from the prior year. Franklin Mutual Global Discovery, one of our larger global equity funds, continued to experience redemptions this quarter as its value bias and currency positioning pressured its performance and sales. A notable bright spot is our Franklin International Growth fund that has seen strong performance and is a focus product for our sales team. We are also optimistic that the current market environment combined with recent organizational changes will improve performance for our emerging markets strategies.

Global/International Fixed Income

(in US$ billions, for the three months ended)


9.0
11.2
11.9
11.1
10.3
2.6
3.8
1.8
0.1
(2.0)
(11.6)
(9.5)
(9.0)
(10.2)
(11.0)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	27%	25%
Redemptions	25%	27%

Global/international fixed income net flows pulled back this quarter as sales decreased to $10.3 billion. Higher redemptions were led by the Templeton Global Total Return fund, which saw large outflows compared to the prior quarter. Notably, the U.S. version of Templeton Global Bond fund had net inflows this quarter, and the Templeton Emerging Markets bond fund had another strong quarter with $1.2 billion in inflows.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Greg Johnson, Chairman and CEO
Q2 2018 Executive Commentary
Unaudited

U.S. Equity
(in US$ billions, for the three months ended)


4.3
3.6
3.1
3.6
4.1
1.5
(1.9)
(1.9)
(1.8)
(2.5)
(6.4)
(5.9)
(5.6)
(5.5)
(6.7)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	14%	15%
Redemptions	22%	24%

US equity sales increased this quarter, particularly in a number of technology focused strategies. Momentum into the Franklin Dynatech fund continues to build with another quarter of record high sales, but this was more than offset by a spike in redemptions coming from across the category as market volatility weighed on industry flows.

Multi-Asset/Balanced
(In US$ billions, for the three months ended)


4.2
4.6
4.0
3.5
4.0
(0.5)
(0.6)
(1.1)
(0.5)
(1.1)
(6.0)
(6.8)
(6.2)
(5.8)
(6.3)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	11%
Redemptions	18%	18%

Sales ticked up slightly in the multi-asset and balanced category as Franklin Convertible Securities fund, which sits on a number of recommended lists, generated the second highest level of quarterly sales in the fund's history. Additionally, renewed volatility at the end of the quarter generated an uptick in demand for our K2 funds, especially the cross-border Franklin K2 Alternative Strategies fund which doubled its sales over the prior quarter. However, this was tapered by lower sales into the Franklin Income fund, and an increase in redemptions from a number of allocation funds.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

7

Greg Johnson, Chairman and CEO

Q2 2018 Executive Commentary
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


1.9
1.7
1.6
1.5
1.7
(0.4)
(0.7)
(0.1)
(1.4)
(1.1)
(2.8)
(2.9)
(2.2)
(3.2)
(3.1)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	9%	10%
Redemptions	16%	18%

Our tax-free funds sales rebounded slightly after five straight quarters of decline, boosted by a strong January. Market conditions seem to be shifting in a way that favors our funds' positioning, and going forward, we believe performance will be driven largely by technical factors, such as rising interest rates.

Taxable U.S. Fixed Income

(In US$ billions, for the three months ended)


4.2
2.2
1.5
2.5
1.9
0.5
(0.5)
(1.7)
(0.1)
(0.9)
(3.9)
(3.1)
(3.4)
(3.1)
(3.0)
3/17
6/17
9/17
12/17
3/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	20%	15%
Redemptions	26%	24%

Taxable U.S. fixed income remained in outflows overall, but we did see improved flow trends in many products.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

8

Ken Lewis, CFO

Q2 2018 Executive Commentary
Unaudited

Financial Results (in US$ millions, except per share data, for the three months ended)

Operating and Net Income (Loss)[1]


556
564
558
581
556
421
411
425
(583)
443
3/17
6/17
9/17
12/17
3/18
Operating Income
Net Income (Loss) 1

Diluted Earnings (Loss) Per Share


$0.74
$0.73
$0.76
$(1.06)
$0.78
3/17
6/17
9/17
12/17
3/18

Overall, our second quarter financial results were in line with previous quarters. Operating income was $556 million, a bit lower than the first quarter, due mostly to normal seasonal factors, and flat versus the year ago period.

Net income, on the other hand, increased 5% from the prior year due to lower tax expense. Quarter over quarter, net income improved significantly following the large tax charge that we took in the December quarter.

Earnings per share were $0.78.

Operating Revenues and Expenses

(In US$ millions, for the three months ended)	Mar-18	Dec-17	Mar-18 vs. Dec-17	Sep-17	Jun-17	Mar-17	Mar-18 vs. Mar-17
Investment management fees	$ 1,117.1	$ 1,113.6	0%	$ 1,109.8	$ 1,097.0	$ 1,089.2	3%
Sales and distribution fees	409.8	417.8	(2%)	421.8	433.3	431.2	(5%)
Shareholder servicing fees	61.3	54.9	12%	56.0	56.7	56.4	9%
Other	29.6	29.2	1%	29.3	26.9	23.8	24%
Total Operating Revenues	**$ 1,617.8**	**$ 1,615.5**	**0%**	**$ 1,616.9**	**$ 1,613.9**	**$ 1,600.6**	**1%**

Total revenue for the quarter was $1.6 billion, essentially flat versus the prior quarter, and an increase of 1% over the prior year.

Investment management fees increased marginally, reflecting higher daily average assets under management and periodic revenue sources, including $6.9 million of performance fees, which more than offset the impact of a shorter quarter.

Sales and distribution fees were down 2% as a result of the shorter quarter and lower assets subject to asset-based fees.

Shareholder servicing fees increased to $61 million due to the seasonal increase in end of year transactions. As a reminder, last quarter our U.S. transfer agent adopted a new fee structure that is determined by a combination of assets under management and transaction volume. While the new structure will increase quarterly volatility, we expect the annual revenue amounts to be comparable with last year.

1. Net income (loss) attributable to Franklin Resources, Inc.

9

Ken Lewis, CFO
Q2 2018 Executive Commentary
Unaudited

	Mar-18	Dec-17	Mar-18 vs. Dec-17	Sep-17	Jun-17	Mar-17	Mar-18 vs. Mar-17
Sales, distribution and marketing	$ 521.5	$ 528.7	(1%)	$ 534.9	$ 541.2	$ 534.8	(2%)
Compensation and benefits	355.5	332.5	7%	336.1	342.7	343.4	4%
Information systems and technology	58.1	55.0	6%	60.0	54.1	54.0	8%
Occupancy	34.1	29.4	16%	33.0	30.2	29.0	18%
General, administrative and other	92.9	88.8	5%	95.2	81.5	83.9	11%
Total Operating Expenses	**$ 1,062.1**	**$ 1,034.4**	**3%**	**$ 1,059.2**	**$ 1,049.7**	**$ 1,045.1**	**2%**

Operating expenses increased 3% this quarter.

Sales, distribution and marketing expenses were lower by 1%, as the same factors impacting the related revenue were partially offset by higher amortization of deferred sales commissions.

Compensation and benefits expense increased 7%, within the range we expected, due to a variety of factors, including the normal seasonal impact of items such as payroll taxes and annual merit increases, as well as increased severance expense associated with the new Korea joint venture.

Information systems and technology expense increased to $58 million, a 6% increase from the prior quarter, and occupancy expense increased 16% to $34 million. Most of the increase in occupancy expense was due to a one-time charge of $4 million related to an asset valuation. General, administrative and other expense increased 5% to $93 million.

We've committed to funding a number of key growth opportunities and innovative ideas in recent years. In 2018 the focus is on bolstering our U.S. retail distribution—adding staff to focus on key channels and products lines— targeted international growth in a number of countries, expansion of our ETF platform, and enhancement of our solutions and institutional businesses. Additionally, we are increasing our advertising and promotion globally and investing to enhance our technology infrastructure. Factoring into account those investments and the acquisitions of Edinburgh Partners that is expected to close on May 1st, Random Forest and our Korean joint venture, our current forecast of expense growth, excluding sales and distribution expense, for the full year is in the range of 6.5% to 7.5%.There are a number of moving parts, but we currently forecast that full year compensation expense will increase in the range of 4.5% to 5.0%, with third quarter expense increasing modestly before declining into year end.

Operating Margin (%) vs. Average AUM

(in US$ billions, for the fiscal year ended)


34.8%
28.7%
33.5%
37.3%
35.4%
36.6%
37.9%
38.1%
35.7%
35.4%
35.2%
605
442
571
694
706
808
888
870
749
737
752
09/08
09/09
09/10
09/11
09/12
09/13
09/14
09/15
09/16
09/17
FYTD 03/18
Average AUM: 2.2% CAGR
Operating Margin
Average AUM

Fiscal Year Operating Income (in US$ millions)	09/08	09/09	09/10	09/11	09/12	09/13	09/14	09/15	09/16	09/17	FYTD 03/18
	2,099	1,203	1,959	2,660	2,515	2,921	3,221	3,028	2,366	2,264	1,137

Operating Income[1]: 0.8% CAGR

Although we have invested in a number of new initiatives in recent years, expense discipline remains a core part of our DNA. Next year will be a time for us to assess these investments and either cull those that aren't working, or look for ways to reduce expenses of legacy businesses such that expense growth approximates the rate of inflation in future years.

1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period.

10

34.4 10.7 1.7 1.8 (10.0) 0.2 38.6 77.4 (27.3) 50.1 Interest and dividend income Equity method investments Available-for- sale investments Trading investments Interest expense Foreign exchange and other Consolidated Investment Products (CIPs) Total other income Noncontrolling interests¹ Other income, net of noncontrolling interests 11 Other Income Ken Lewis, CFO Other Income (In US$ millions, for the three months ended March 31, 2018) 1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to CIPs included in Other income. Other income, net of noncontrolling interests was $50 million, a decrease from the prior quarter due to lower gains from equity method investments. The effective tax rate for the quarter was slightly below the 24% to 25% range we forecasted due to discrete items. The forecast for the remainder of the fiscal year remains the same. Q2 2018 Executive Commentary Unaudited

12 1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BSIG, BX, CG, CNS, EV, FIG, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OZM, PZN, TROW, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.  BEN  U.S. Asset Managers Average (ex-BEN)1 Change in Ending Shares Outstanding U.S. Asset Managers (ex- BEN)1: 2.0% Compound Annual Dilution BEN: 3.2% Compound Annual Accretion Capital Management Ken Lewis, CFO -20% -15% -10% -5% 0% 5% 10% 15% 20% 3/13 9/13 3/14 9/14 3/15 9/15 3/16 9/16 3/17 9/17 3/18 433 200168175167 262256 327337404 500 218190151178129179137 265 105 23 $0 $10 $20 $30 $40 $50 $60 3/189/173/179/163/169/153/159/143/149/133/13 Special Cash Dividends per Share Declared: Feb-18: $3.00 Dec-14: $0.50 Share Repurchases (US$ millions) vs. Average BEN Price  BEN Average Price for the Period Special Cash Dividend DeclaredShare Repurchase Amount Capital management remains an important area of focus for us and our fellow investors, and while changes to tax laws have certainly enhanced our flexibility, our long-term track record of shareholder friendly capital management will not change. In mid-February the company's Board of Directors took the initial step of declaring a $3.00 per share special dividend, in addition to the regular quarterly dividend that was increased 15% in December. At that time, we also stated that we plan to allocate capital to share repurchases, mergers and acquisitions, retirement of outstanding debt, and additional investments in the business. Consistent with that message, we accelerated our stock repurchase activity this quarter, buying back 11.1 million shares at a total cost of $433 million. At its most recent meeting, the Board of Directors authorized the company to repurchase an additional 80 million shares. It is important to clarify a couple of points. First, while many factors such as nominal price, valuation and buyable volume (which increased materially this quarter) influence the pace of open market repurchases, this was only a partial quarter of accelerated repurchases. Second, this additional share authorization does not impair our ability to pursue strategic acquisitions. Q2 2018 Executive Commentary Unaudited

Ken Lewis, CFO

Q2 2018 Executive Commentary
Unaudited

Trailing 12 Months Share Repurchases and Dividends[1]

(US$ millions and percentage of net income)


1,444
57%
24%
1,300
49%
25%
1,220
45%
26%
1,173
NM
NM
3,085
NM
NM
3/17
6/17
9/17
12/17
3/18
Dividends
Share Repurchases

Last week, we notified bondholders of our 4.625% notes due in 2020 of our intention to exercise the early redemption feature and retire $350 million of outstanding debt in May, which will reduce outstanding debt to $700 million on a pro-forma basis. This was a tactical cash management decision and we continue to have substantial borrowing capacity, should a strategic opportunity arise.

Cumulatively, the total payout for the trailing twelve months increased to nearly $3.1 billion, however, because the dividend was not paid until April 12th, net cash and investments was unchanged at $10.4 billion as of March 31, 2018.

1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Note: The payout ratio for the 12/17 and 3/18 period is not meaningful due to the 12/17 reported loss that was attributable to tax reform.

13

Ken Lewis, CFO
Q2 2018 Executive Commentary
Unaudited

Appendix

Mix of Ending Assets Under Management

(as of March 31, 2018)


1%
42%
2%
4%
66%
13%
38%
15%
19%

Investment Objective (US$ billions)		Mar-18
Equity	$	309.3
Multi Asset/Balanced		137.6
Fixed Income		280.2
Cash Management		10.4
Total	**$**	**737.5**

Sales Region (US$ billions)		Mar-18
United States	$	484.9
Europe, the Middle East and Africa		108.7
Asia-Pacific		95.9
Canada		30.2
Latin America		17.8
Total	**$**	**737.5**

Net Cash and Investments[1] (US$ billions)


9.2
9.6
9.7
10.4
10.4
FYE-9/14
FYE-9/15
FYE-9/16
FYE-9/17
3/18
Net Cash and Investments1

1. Net cash and investments consist of Franklin Resources, Inc. cash and investments (including only direct investments in CIPs), net of debt, deposits (in FY 2014).

14

Ken Lewis, CFO
Q2 2018 Executive Commentary
Unaudited

Appendix (continued)

Sales and Distribution Summary

(in US$ millions, for the three months ended)

	Mar-18	Dec-17	Change	% Change
Asset-based fees	$ 331.5	$ 340.8	(9.3)	(3%)
Asset-based expenses	(431.2)	(440.6)	9.4	(2%)
Asset-based fees, net	**$ (99.7)**	**$ (99.8)**	**$ 0.1**	**0%**
Sales-based fees	73.5	74.3	(0.8)	(1%)
Contingent sales charges	4.8	2.7	2.1	78%
Sales-based expenses	(68.9)	(69.0)	0.1	0%
Sales-based fees, net	**$ 9.4**	**$ 8.0**	**$ 1.4**	**18%**
Amortization of deferred sales commissions	(21.4)	(19.1)	(2.3)	12%
Sales and Distribution Fees, Net	**$ (111.7)**	**$ (110.9)**	**$ (0.8)**	**1%**

CIPs Related Adjustments

(in US$ millions, for the three and six months ended)

	Mar-18	FY Mar-18
Operating Revenues	$ 17.8	$ 32.5
Operating Expenses	4.8	10.8
Operating Income	**$ 13.0**	**$ 21.7**
Investment Income	(9.8)	(21.4)
Interest Expense	(0.6)	(1.3)
CIPs	38.6	54.6
Other Income	**$ 28.2**	**$ 31.9**
Net Income	**$ 41.2**	**$ 53.6**
Less: net income attributable to noncontrolling interests	38.3	49.5
Net Income Attributable to Franklin Resources, Inc.	**$ 2.9**	**$ 4.1**

This table summarizes the impact of CIPs on the Company's reported U.S. GAAP financial results.

15

Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and Franklin’s subsequent Quarterly Reports on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies, and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. 16 Forward-Looking Statements Notes 1. The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of March 31, 2018. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper as of April 6th, 2018 and Morningstar as of April 8th, 2018 and are subject to revision. © 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal. 2. Source: © 2017 Morningstar. Excess return calculated by Franklin Templeton. MSCI World Growth Index rolling 10-year average annual return is subtracted from the MSCI World Value Index counterpart. Values above 0 represent value outperformance; under 0 represents growth outperformance. Indexes are unmanaged and one cannot invest directly in an index. Index returns do not reflect any fees, expenses or sales charges.

17 Investor Relations Contacts Brian Sevilla  +1 (650) 312‐3326 Forward-Looking Statements (continued) • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of our products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders.